AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 31, 2013

Securities Act Registration No. 033-06836
Investment Company Act Reg. No. 811-04722

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	39	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	41	[	X	]

(Check appropriate box or boxes.)

PROVIDENT MUTUAL FUNDS, INC. (Exact Name of Registrant as Specified in Charter)

N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin	53188
(Address of Principal Executive Offices)	(Zip Code)

1-855-739-9950 (Registrant’s Telephone Number, including Area Code)

J. Scott Harkness	Copy to:
Provident Trust Company	Ellen Drought
N16 W23217 Stone Ridge Drive, Suite 310	Godfrey & Kahn, S.C.
Waukesha, Wisconsin 53188	780 North Water Street
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On January 31, 2013 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:
This post-effective amendment No. 39 to the Registration Statement of Provident Mutual Funds (the “Trust”) is being filed for the purpose of updating annual financial information.

P R O S P E C T U S	January 31, 2013

Provident Trust Strategy Fund
(Ticker Symbol: PROVX)

__________________

Provident Trust Strategy Fund (the “Fund”) is a non-diversified, no-load mutual fund seeking long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Provident Trust Strategy Fund	1- 855-739-9950
N16 W23217 Stone Ridge Drive, Suite 310	www.provtrust.com
Waukesha, Wisconsin 53188

SUMMARY SECTION

Investment Objective:  Provident Trust Strategy Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of multi- capitalization growth stocks. The Fund is a non-diversified core growth equity fund.  The Fund will compare itself to, and attempt to exceed, the S&P 500 Index over investment cycles.  Provident Trust Company (the “Adviser”) selects common stocks of all market capitalizations based on their potential to appreciate in value relative to other stocks. When selecting individual stock investments, the Adviser takes a “bottom-up” investment approach, meaning that it selects investments based on its assessment of whether an individual company has the potential for above average growth.  Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios.  The Adviser generally prefers to invest in large capitalization and medium capitalization stocks but may also invest a portion of the Fund’s portfolio in small capitalization stocks.

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The Adviser employs a sell discipline pursuant to which it will:

•	Reduce or sell an entire position when a security reaches the Adviser’s target price,
•	Reduce or sell a position as part of its asset allocation process or for portfolio diversification, or
•	Sell an entire position when fundamentals are deteriorating.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals.

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk: The Fund may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk:   Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and small capitalization company stocks may underperform.

•	Management Risk: The Fund is subject to management risk as an actively-managed investment portfolio and depends on the Adviser’s investment strategies to produce the desired results.

•
Recent Market Events: U.S. and international markets have experienced extreme price volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.  As a result, many of the above risks may be increased.  Continuing market problems may have adverse effects on the Fund.

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Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”).  For additional information on this index, please see “Index Description” in the Prospectus.  Prior to August 31, 2012, the Adviser served as sub-adviser to the Fund and another investment adviser served as the adviser to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.provtrust.com or by calling 1-855-739-9950.

Provident Trust Strategy Fund
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	3rd Quarter 2009	13.41%
Worst Quarter	4th Quarter 2008	-14.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

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Average Annual Total Returns (for the periods ended December 31, 2012)	One Year	5 Years	10 Years
Provident Trust Strategy Fund
Return before taxes	12.99%	3.91%	9.12%
Return after taxes on distributions	12.49%	3.80%	8.71%
Return after taxes on distributions and sale of Fund shares	9.06%	3.35%	7.99%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

Investment Adviser: Provident Trust Company is the investment adviser for the Fund.

Portfolio Managers:  J. Scott Harkness, CFA, has been the Portfolio Manager of the Fund since 2002.  Michael A. Schelble, CFA, has been the Assistant Portfolio Manager of the Fund since 2002.

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open. You may purchase and redeem Fund shares through the mail (Provident Trust Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-855-739-9950, or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective:  The Fund seeks long-term growth of capital.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors could lose money.

Principal Investment Strategies:  The Fund seeks long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks. The Fund is a non-diversified core growth equity fund.  The Fund will compare itself to, and attempt to exceed, the S&P 500 Index over investment cycles. In the Adviser’s view, an investment cycle lasts for 5-7 years and includes both a 30% advance and a 20% decline in the stock market.

The Adviser selects common stocks of multi-capitalization companies (that is, stocks of all market capitalizations) based on their potential to appreciate in value relative to other stocks.  When selecting individual stocks, the Adviser takes a “bottom-up” investment approach, meaning that it selects investments based on its assessment of whether an individual company has the potential for above average growth.  Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios.  In reviewing companies, the Adviser applies these criteria on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Adviser generally prefers to invest in large capitalization and medium capitalization stocks (namely, companies with at least $2 billion in market capitalization) but may also invest a portion of the Fund’s portfolio in small capitalization stocks.

The Adviser takes a focused approach to investing by investing in a limited number of stocks.  Under normal market conditions, the Fund will hold stocks of less than 25 companies.

The Adviser employs a sell discipline pursuant to which it will:

•	Reduce or sell an entire position when a security reaches the Adviser’s target price,
•	Reduce or sell a position when a security achieves its value potential,
•	Reduce or sell a position when other securities have better value potential,
•	Reduce or sell a position as part of its asset allocation process or for portfolio diversification, or
•	Sell an entire position when fundamentals are deteriorating.

Cash or Similar Investments; Temporary Strategies:  The Fund may invest up to 100% of its total assets in cash or similar short-term investment grade securities (such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit) as a temporary defensive position during adverse market, economic or political conditions.  The Fund may also invest up to 25% of its total assets in cash and similar instruments under normal circumstances, in order to pay its expenses, satisfy redemption requests and to take advantage of investment opportunities.  To the extent the Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

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Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals.

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk: The Fund may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and small capitalization company stocks may underperform.

•	Management Risk: The Fund is subject to management risk as an actively-managed investment portfolio and depends on the Adviser’s investment strategies to produce the desired results.

•
Recent Market Events: U.S. and international markets have experienced extreme price volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.  As a result, many of the above risks may be increased.  Continuing market problems may have adverse effects on the Fund.

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Non-Principal Investment Strategies:

Exchange-Traded Funds:  While not a principal investment strategy, the Fund may purchase ETFs that may make investments in, or acquire as a result of ownership of other instruments, securities linked to alternative asset classes and related indices that the Fund would typically not be exposed to, such as commodities, convertible securities, currencies, derivatives, high-yield debt, mortgage-backed and other asset-backed securities, real estate, hedging strategies or private equity.

              Fixed Income Securities: The Fund may also invest in fixed income securities as a non principal investment strategy.  The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S. Government bonds with intermediate-term maturities from one to ten years.  Investment grade debt securities are considered to be those rated within the four highest ratings by nationally recognized statistical rating organizations.

Foreign Securities and American Depositary Receipts:  The Fund may invest up to 20% of its total assets in foreign securities as a non-principal investment strategy.  Foreign securities include sponsored and unsponsored American Depositary Receipts (“ADRs”).  ADRs typically are issued by a U.S. bank or trust company in U.S. dollars and evidence ownership of underlying securities issued by a foreign corporation.  Sponsored ADRs are issued jointly by the issuer of the underlying security and the depository and unsponsored ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all costs of the facility. With sponsored facilities, the underlying issuer typically bears some of the costs of the facility.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

Provident Trust Company is the Fund’s investment adviser.  The Adviser’s address is:
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

At a special meeting held on August 24, 2012, the Fund’s shareholders approved the Adviser to serve as investment adviser to the Fund (the Adviser previously served as sole sub-adviser to the Fund), effective August 31, 2012.

The Fund pays the Adviser an annual investment advisory fee equal to 0.75% with respect to average net assets less than or equal to $30 million, 0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million, and 0.60% with respect to average net assets in excess of $100 million.  For the most recent fiscal year, an aggregate advisory fee equal to 0.65% of the Fund’s average net assets was paid to the prior investment adviser for the period of October 1, 2011 to August 31, 2012 and to the Adviser for the period September 1, 2012 to September 30, 2012.

The Adviser has contractually agreed to waive or reduce its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis.  The expense cap/reimbursement agreement will continue in effect until January 31, 2014.

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The Adviser has complete discretion to purchase and sell portfolio securities for the Fund in accordance with the Fund’s investment objectives, restrictions and policies, and the Adviser’s strategies.

Provident Trust Company, or its immediate predecessor, has managed equity and fixed income portfolios for individual and institutional clients since January, 1999.  Since that time, J. Scott Harkness, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its Chairman and Chief Executive Officer and Michael A. Schelble, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its President and Chief Operating Officer.

Mr. Harkness has been the Portfolio Manager of the Fund since September 2002 and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Schelble has been the Assistant Portfolio Manager of the Fund since September 2002.  In this capacity, Mr. Schelble assists the Portfolio Manager with the management of the Fund, but generally does not execute any independent investment decisions and does not have final responsibility for determining the securities to be purchased or sold on behalf of the Fund.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.

A discussion regarding the basis for the Board of Directors approving the initial investment advisory agreement with the Adviser is available in the Fund’s annual report to shareholders for the period ended September 30, 2012.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Fund will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  Fair valuation of securities introduces an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

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The Fund will process purchase orders and redemption orders that are received in good order by the Fund or its authorized agent prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  The Fund will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

A purchase or redemption order is in “good order” when the Fund or its authorized agent, such as a broker-dealer or other financial institution (“Servicing Agents”) receives properly completed and signed documents.  Servicing Agents are responsible for timely transmitting any purchase or redemption orders they receive to the Fund.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.	New accounts
•	All Accounts	$1,000
b.	Existing accounts
•	Distribution reinvestment	No Minimum
•	Automatic Investment Plan	$ 50
•	Telephone Purchase	$1,000
•	All other accounts	$ 100
____________
* Servicing Agents may impose different minimums.

3.
Complete the New Account Application, available on our website (www.provtrust.com), carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional New Account Application and remittance forms if you need them.)  If you have any questions, please call the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”) at 1-855-739-9950.

USBFS provides Anti-Money Laundering Compliance services under policies approved by the Fund’s board of directors.  In compliance with the USA PATRIOT Act of 2001, please note that USBFS will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.

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Please contact the transfer agent at 1-855-739-9950 if you need additional assistance when completing your application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

4.
Make your check payable to “Provident Trust Strategy Fund.”  All checks must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment. USBFS, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:
BY FIRST CLASS MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

6.	You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-855-739-9950 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-855-739-9950 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

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Wire Information:
You should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to:
Provident Trust Strategy Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-Dealers and Other Financial Institutions

The Fund may enter into agreements with Servicing Agents such as broker-dealers and other financial institutions that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

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If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, then the Servicing Agent may be held liable for any resulting fees or losses.

Payments to Financial Intermediaries

From time to time, the Fund may enter into arrangements with broker-dealers, banks and other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Fund may make payments to financial intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.

In addition, the Adviser may pay additional compensation to certain financial intermediaries.  Under these arrangements, the Adviser may make payments from its own resources, and not as an additional charge to the Fund, to a financial intermediary to compensate it for sub-transfer agent, record-keeping, administrative and marketing services.  For example, the Adviser may compensate financial intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the financial intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Telephone Purchases

The telephone purchase options may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  The telephone purchase option will automatically be established on your account unless declined on the original account application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Fund’s transfer agent, USBFS.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-855-739-9950.  Once a telephone transaction has been placed, it cannot be canceled or modified.

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If you previously declined this option and would like to add it at a later date, you may write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Fund

The Fund may reject any New Account Application for any reason.  The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

•	Traditional IRA
•	Roth IRA
•	Coverdell Education Savings Account
•	SEP-IRA
•	Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-855-739-9950.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-855-739-9950.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee. No telephone redemptions will be allowed within 30 days of an address change.

Unclaimed Property

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then the Fund will determine whether the investor’s account can legally be considered abandoned.  Further, your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

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Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-855-739-9950.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:
•	account number(s)
•	the amount of money or number of shares being redeemed
•	the name(s) on the account
•	daytime phone number
•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, USBFS, in advance, at 1-855-739-9950 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.
•	If a change of address was received by USBFS within the last 30 days.
•	If ownership on your account is being changed.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the signature guarantee requirement in certain circumstances.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program ("SVP") member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

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4.	Send the letter of instruction to:
BY FIRST CLASS MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

2.	Shares held in IRAs may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call USBFS at 1-855-739-9950.  Please do not call the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

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How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
USBFS receives your written request in good order with all required information and documents as necessary. Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

•	USBFS receives your authorized telephone request in good order with all required information.

•
If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

•
If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

•	USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable capital gain or loss.

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

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•
As permitted by the Investment Company Act of 1940, as amended, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

•
If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

•	Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

•
Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

•
If your account balance falls below $500 because you redeem shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.

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MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The Fund’s Chief Compliance Officer (“CCO”) receives reports on a regular basis as to purchases and redemptions of Fund shares and reviews these reports to determine if there is any unusual trading in Fund shares.  The CCO will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.

DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•	All Reinvestment Option – Both net investment income and capital gains distributions will be reinvested in additional Fund shares.
•	Partial Reinvestment Option – Net investment income distributions will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.
•	Partial Reinvestment Option – Net investment income distributions will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.
•	All Cash Option – Both net investment income and capital gains distributions will be paid in cash.

You may make this election on the New Account Application.  You may change your election by writing to USBFS or by calling 1-855-739-9950.

If you elect to receive net investment income and capital gains distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such distributions and all future distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You will be taxed in the same manner whether you receive your distributions in cash or reinvest them in additional Fund shares.  Distributions of investment company taxable income (which includes, but is not limited to, interest, dividends and net short-term capital gain), if any, are generally taxable to the Fund’s shareholders at ordinary income rates (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as qualified dividend income, such income is currently taxable at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.

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For non-corporate shareholders, distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are generally taxable as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time the shareholder has owned Fund shares.  The Fund expects that its distributions will primarily consist of distributions of net capital gain.

Shareholders who sell or redeem Fund shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of tax will depend upon the amount paid for the shares, the amount received from the sale or redemption, and the length of time that the shares were held by a shareholder.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.  If you purchase Fund shares within 30 days before or after selling or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly acquired shares to preserve the loss until a future sale or redemption.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

The Fund is required to report to you and the IRS the cost basis of Fund shares purchased or acquired after January 1, 2012 (“covered shares”) when you sell or redeem covered shares.  The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold or redeemed when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold or redeemed at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale or redemption of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose any other IRS-approved method other than the Fund’s standing method at the time of your purchase or upon the sale or redemption of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a sale or redemption of shares after the settlement date of the sale or redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those shares that are not “covered.”

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This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

INDEX DESCRIPTION

Standard and Poor’s 500 Index

The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the NYSE.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (namely, its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.  A direct investment in an index is not possible.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended September 30, 2012 has been audited by the Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.  The information for the years ended September 30, 2011, 2010, 2009 and 2008 was audited by another independent registered public accounting firm.

	Years Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.66	$7.94	$7.36	$7.19	$8.13
Income from investment operations:
Net investment income (loss)	0.02	(0.00)*	0.01	(0.00)*	0.05
Net realized and unrealized
gains (losses) on investments	1.65	(0.28)	0.58	0.20	(0.91)
Total from investment operations	1.67	(0.28)	0.59	0.20	(0.86)
Less distributions:
Distributions from net investment income	(0.01)	—	(0.01)	(0.03)	(0.08)
Distributions from net realized gains	—	—	—	—	—
Total from distributions	(0.01)	—	(0.01)	(0.03)	(0.08)
Net asset value, end of year	$9.32	$7.66	$7.94	$7.36	$7.19

TOTAL RETURN	21.78%	(3.53%)	8.04%	2.87%	(10.69%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$166,685	$128,482	$115,761	$99,866	$56,498
Ratio of expenses to average net assets:
Before expense reimbursement	0.95%	0.98%	1.07%	1.17%	1.20%
After expense reimbursement	0.95%	0.98%	1.00%	1.00%	1.00%
Ratio of net investment (loss) income to average net assets (a)	0.26%	(0.01%)	0.07%	(0.04%)	0.67%
Portfolio turnover rate	33%	28%	51%	47%	78%
*	Amount less than $0.005 per share.
(a)	If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009 and 2008, the ratios would have been 0.00%, (0.21)% and 0.47%, respectively.

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Not part of the Prospectus

PROVIDENT MUTUAL FUNDS
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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To learn more about the Fund, you may want to read the Fund’s SAI which contains additional information.  The Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-855-739-9950 or by visiting the Fund’s website www.provtrust.com.

Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.

Provident Trust Strategy Fund
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188
1-855-739-9950
www.provtrust.com

The general public can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to Provident Mutual Funds, Inc.’s Investment Company Act File No. 811-04722 when seeking information about the Fund from the SEC.
P R O S P E C T U S January 31, 2013 Provident Trust Strategy Fund (Ticker Symbol: PROVX) A NO-LOAD MUTUAL FUND

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STATEMENT OF ADDITIONAL INFORMATION	January 31, 2013

Provident Mutual Funds, Inc.
N16 W23217 Stone Ridge Drive, Suite 310,
Waukesha, Wisconsin 53188

Provident Trust Strategy Fund
(Ticker: PROVX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Provident Trust Strategy Fund dated January 31, 2013.  Requests for copies of the Prospectus should be made in writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-855-739-9950.  The Prospectus is also available on our website (www.provtrust.com).

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2012, of Provident Trust Strategy Fund (File No. 811-04722) as filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on December 5, 2012:

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-855-739-9950.

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PROVIDENT MUTUAL FUNDS, INC.

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No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2013 and, if given or made, such information or representations may not be relied upon as having been authorized by Provident Mutual Funds, Inc.

The Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

Provident Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the “Corporation”), is an open-end, management investment company consisting of one non-diversified portfolio, Provident Trust Strategy Fund (the “Fund”).  The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective August 31, 2012, following a special meeting of shareholders held on August 24, 2012, the name of the Fund was changed from the FMI Provident Trust Strategy Fund to the Provident Trust Strategy Fund, and the name of the corporation was changed from FMI Mutual Funds, Inc. to Provident Mutual Funds, Inc.  In addition, Provident Trust Company (the “Adviser”) became the investment adviser to the Fund.  The Adviser previously served as the sole sub-adviser to the Fund since September 2002.  As of August 31, 2012, the directors of the Fund who also oversee other funds sponsored by the Fund’s prior investment adviser resigned and the four new directors elected by shareholders at the special meeting assumed office.

INVESTMENT OBJECTIVE AND RESTRICTIONS

Investment Objective:  The Fund seeks long-term growth of capital.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

The Fund has adopted the following investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1. The Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

2. The Fund will not make loans, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

3. The Fund will not make investments for the purpose of exercising control or management of any company.

4. The Fund will not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the assets of the Fund may be invested without regard to these limitations.

5. The Fund will not concentrate 25% or more of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and may not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”).

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7. The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

8. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prevent the Fund from (i) purchasing or selling futures contracts, options and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

9. The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

With regard to the first fundamental investment restriction, the Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets. With regard to the second fundamental investment restriction, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

1. The Fund will not purchase securities of other investment companies, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

2. The Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

The Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

3. The Fund will not pledge any of its assets, except as may be necessary in connection with permissible borrowings or investments and then such pledging may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Note on Percentage Limitations

Whenever an investment objective, investment restriction, policy or strategy of the Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid securities. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, the Fund may exceed such percentage limitations from time to time.

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INVESTMENT CONSIDERATIONS

The Prospectus describes the Fund’s principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Special Note Regarding Recent Market Events

Events in the financial sector over the past few years have resulted in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestic and international.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments.  It is uncertain how long these conditions will continue.

The U.S. government, the Federal Reserve, the Treasury, the SEC, the CFTC, the Federal Deposit Insurance Corporation (“FDIC”) and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years.  These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the SEC, the CFTC and other regulators.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Fund currently is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund.  Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action. The effect of any such actions, if taken, cannot be known.

Commodity-Linked Investments

The Fund may invest indirectly through ETFs in securities, derivatives and other instruments (i.e., options, swap contracts and notes) linked to certain commodities, baskets of commodities and/or commodity indices.  These commodity-linked investments may at times not be correlated to the traditional equity markets.

The Fund’s commodity-linked investments may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may change unpredictably and significantly. The performance of commodity futures and other commodity-linked investments may not be correlated to the securities markets, and is affected by events, developments and conditions relevant to the particular commodity such as speculative trading activity, current or spot prices for the commodity, periods of illiquidity, temporary distortions and regulatory limits on the amount of permitted fluctuation, commodity index volatility, counterparty risk, demand and supply, weather, livestock or crop disease, tariffs, embargoes, technological developments, environmental issues, changes in interest rates, trade, fiscal, monetary and exchange control programs, government regulation and intervention, gross domestic product, geopolitical and international economic developments, interest rates and other factors influencing the specific commodity.

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Convertible Securities-Linked Investments

The Fund may invest indirectly through ETFs in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks).  Preferred stocks are described under “Preferred Stocks.”

An ETF may invest in convertible debt securities rated less than investment grade. Convertible debt securities are subject to credit risk, interest rate risk and prepayment risk as described under “Fixed Income Securities.” Debt securities rated less than investment grade are commonly referred to as “junk bonds.”  While low-rated securities generally offer higher yields than investment grade securities with similar maturities, they involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Low-rated securities tend to be more sensitive to economic conditions than higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities.

Fixed Income Securities

The Fund may also invest in fixed income securities as a non-principal investment strategy. The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S. Government issues with intermediate-term maturities from one to ten years.  The Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Services, Inc. (“Moody’s”), or “BBB-” or better by Standard and Poor’s Corporation (“Standard and Poor’s”).  The Fund may invest in securities with equivalent ratings from another nationally recognized rating agency.  If a security is downgraded below “Baa3” or “BBB-”, the Fund will dispose of such security as soon as reasonably practicable, unless its Adviser believes it disadvantageous to the Fund to do so.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”  Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.

The principal risks associated with investment in debt securities are credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of the security leading to greater volatility in the price of the security.  Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise.  Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations.  Prepayment risk is the risk that the issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making a security more sensitive to interest rate changes.

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Foreign Securities

The Fund may invest up to 20% of its total assets in foreign securities as a non-principal investment strategy.  Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.  There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.  Foreign securities include sponsored and unsponsored American Depositary Receipts (“ADRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

The Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Government Obligations

The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  The Adviser considers such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

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Investment Company Securities and Exchange-Traded Funds

As a non-principal investment strategy, the Fund may invest in registered and unregistered investment companies, including exchange-traded funds (“ETFs”).  The Fund will limit its investment in the securities of other investment companies as required by the 1940 Act.  With certain exceptions, the Fund may not acquire (i) more than 3% of the voting stock of any one investment company, (ii) securities of an investment company with a value in excess of 5% of the Fund’s total assets or (iii) securities of all investment companies with a value in excess of 10% of the Fund’s total assets.  The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the above percentage limitations.

Open-End and Closed-End Investment Companies and ETFs.  The Fund may invest in shares of open-end and closed-end investment companies and money market mutual funds.  In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial instruments).  ETFs are investment companies whose shares are bought and sold on a securities exchange.  An ETF typically holds a portfolio of securities designed to track a particular market segment or index.  The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses.  In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities.  To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the subsection entitled “Foreign Securities” above.

Because ETFs are typically investment companies, owning an ETF generally entails the same risks of owning investment company securities.  Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s NAV.  Finally, because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the most optimal time, adversely affecting the Fund’s performance.

Money Market Instruments and Repurchase Agreements

The Fund may invest up to 100% of its total assets in cash or similar short-term investment grade securities (such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit) as a temporary defensive position during adverse market, economic or political conditions.  The Fund may also invest up to 25% of its total assets in cash and similar instruments under normal circumstances, in order to pay its expenses, satisfy redemption requests and to take advantage of investment opportunities.  To the extent the Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement.  A repurchase agreement involves the risk that a seller may declare bankruptcy or default.  In such event the Fund may experience delays, increased costs and a possible loss.

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Mortgage-Backed and Asset-Backed Linked Securities

The Fund may invest indirectly through ETFs in residential and commercial mortgage-backed securities and other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Backed Collateral underlying those securities, net of any fees paid to the servicer, any third party credit enhancement provider or any guarantor of the securities.  Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another.  The Asset-Backed Collateral underlying securities purchased by the ETF may include sub-prime mortgage loans or non-traditional mortgage loans.  The Fund may also invest indirectly through ETFs in mortgage-backed securities structured as CMOs, which may expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.

Non-mortgage asset-backed securities may involve certain risks that are not presented by mortgage-backed securities.  These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.

Like other fixed income securities, when interest rates rise the value of a fixed rate asset-backed security generally will decline; however, when interest rates decline, the value of a fixed rate asset-backed security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty.  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments.  With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages.  While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset the secondary market may not be as liquid as the market for other types of securities.

The yield characteristics of asset-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (namely, loans) generally may be prepaid at any time.  As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease yield to maturity.

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Other Alternative Asset Classes

The Fund may invest indirectly through ETFs in alternative asset classes such as real estate or currencies (or related indices or baskets).  Real estate-linked investments may include holdings of securities of companies that own, operate, develop, construct, improve, finance and lease real estate, including commercial, retail and office space and buildings, hotels, apartments and residences. Investments related to real estate may be affected by interest rates, availability of construction and mortgage capital, consumer confidence, economic conditions in particular regions, demographic patterns, functional obsolescence or reduced desirability of properties, extended vacancies and tenant bankruptcies, real estate values, supply and demand, energy costs, catastrophic events, condemnation losses, and zoning, environmental and tax laws.

Investments linked to foreign currencies are subject to the risk of fluctuations in the price of foreign currencies. Factors affecting the price of a foreign currency include debt level and trade deficit of the foreign government, inflation rates and interest rates (and investors’ expectations about such rates) in the foreign country, investment and trading activity in the foreign currency, monetary and fiscal policies, and global or regional political, economic or financial events and conditions. Exchange rates between the U.S. dollar and a foreign currency can be volatile and difficult to predict. Exchange rates may be influenced by changing demand and supply for a particular currency, government intervention, exchange control programs, restrictions on local exchanges or markets, limitations on foreign investment in a country or on investment by residents of a country in other countries, currency devaluations and revaluations, changes in balances of payments and trade, and trade restrictions.

Preferred Stocks

The Fund may invest in preferred stocks, both convertible and nonconvertible.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants and Rights

The Fund may invest up to 5% of its net assets in warrants or rights, which entitle the holder to buy securities during a specific period of time.  The Fund will make such investments only if the underlying securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.  Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges.  Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.

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When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or delayed-delivery basis.  When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date.  Pending delivery of the securities, the Fund will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date.  The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions.  The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage.  A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Portfolio Turnover

The Fund does not trade actively for short-term profits.  However, if consistent with the Fund’s investment objective, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures as described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures.  The Board of Directors or the Fund’s Chief Compliance Officer may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons.  The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below).  The Fund may not pay any of these rating and ranking organizations.  The disclosure of the Fund’s portfolio holdings to Fund service providers is discussed below.

There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

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Disclosure to Fund Service Providers

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to the Fund’s service providers, as it is only provided on an as needed basis in connection with their services to the Fund, and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolios unless specifically authorized by the Fund.

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The third party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s transfer agent, fund accountant and fund administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., the Fund’s legal counsel, Godfrey & Kahn, S.C., the Fund’s custodian, U.S. Bank, N.A., and the Fund’s distributor, Quasar Distributors, LLC (the “Distributor”).  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the Fund are publicly available approximately 10 business days after the end of each quarter on its website (www.provtrust.com).  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE FUND

Management Information

As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  Certain important information with respect to each of the current directors and officers of the Fund are as follows (ages are as of January 31, 2013):

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INTERESTED DIRECTOR

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Thomas N. Tuttle, Jr.** Age: 47	Interested Director	Indefinite; since August 31, 2012	Vice President, Secretary, Director and Chief Compliance Officer of Provident Trust Company since December 2010; President of The Private Bank N.A. (2008-2010); Managing Director and Senior Trust Officer, The Private Bank and Trust Company (2004-2008)	1	None
*	The address of each Director is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**       Mr. Tuttle is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Adviser.

INDEPENDENT DIRECTORS
Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
John F. Hensler Age: 51	Independent Director and Chairman	Indefinite; since August 31, 2012	Executive Vice President and Chief Financial Officer of The Hawthorne Group (a private investment and management company) since 1987	1	Allin Corporation since 2009
Douglas C. Malmquist Age: 59	Independent Director	Indefinite; since August 31, 2012	President of DCM and Associates (which invests in startup companies) since 2005	1	Research Products Corporation since 1998
Robert H. Manegold Age: 59	Independent Director	Indefinite; since August 31, 2012	Retired; Formerly, executive at Selzer-Ornst Construction Company, Inc. (2003-2004)	1	Selzer-Ornst Construction Company, Inc. since 2004
*       The address of each Director is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

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PRINCIPAL OFFICERS

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Scott Harkness Age: 57	President	Since September 4, 2012, (elected by the Board annually)	Chief Executive Officer of Provident Trust Company
Michael A. Schelble Age: 46	Treasurer	Since September 4, 2012, (elected by the Board annually)	President of Provident Trust Company
James R. Daley Age: 35	Secretary, Chief Compliance Officer and Anti Money Laundering Compliance Officer	Since September 4, 2012, (elected by the Board annually)
Compliance Officer at Provident Trust Company since March 2012; compliance officer at M&I  Investment Management Corp. (2008-2012) ; Assistant Trust Administrator, Marshall & Ilsley Trust Company (July 2007-2008)

*       The address of each Officer is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

Board Committees

The Board has two standing committees—an audit committee and a nominating committee.  Each committee is comprised solely of the independent directors. The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund’s financial records.  During the period from October 1, 2011 through August 31, 2012, the prior members of the audit committee met one time. For the period from August 31, 2012 to September 30, 2012, the current members of the audit committee met one time.

The nominating committee is responsible for selecting and reviewing candidates for consideration as nominees to serve as directors of the Corporation. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the independent directors on the nominating committee select and nominate all candidates for independent director positions.  The nominating committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a director nominee may do so by submitting the appropriate information about the candidate to the Corporation’s secretary.  The nominating committee was appointed on September 4, 2012 and did not meet during the last fiscal year.

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Qualification of Directors

Among the attributes or skills common to all directors is the directors’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as directors. Each director’s ability to perform his duties effectively has been attained through the director’s business positions and through experience from service as a board member of other organizations. Each director’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. In addition to the attributes described above, the professional background of each of the Fund’s directors brings a meaningful mix of expertise to the Board as a whole. The Fund believes these experiences make the directors uniquely qualified to serve on the Board.

Thomas N. Tuttle, Jr.  Mr. Tuttle is experienced in the development and management of banking and financial products, enabling him to provide management input and investment guidance to the Board. Mr. Tuttle holds a J.D. degree, and has a great depth of expertise with legal, financial, regulatory and investment matters.

John F. Hensler.  Mr. Hensler has extensive experience as a chief financial officer, which has provided him with a thorough knowledge of financial statements. Mr. Hensler is a certified public accountant and a member of both the American and Pennsylvania Institutes of Certified Public Accountants. Mr. Hensler is also a CFA charterholder and a member of the CFA Institute and the Pittsburgh Society of Financial Analysts. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Douglas C. Malmquist.  As an investor in early-stage companies, Mr. Malmquist has honed his understanding of financial statements and the complex issues that confront businesses, and has experience with a variety of financial, management, regulatory and operational issues.

Robert H. Manegold.  Mr. Manegold has experience as a senior executive of a privately-held company, providing him with broad leadership, organizational and executive level management skills. Mr. Manegold also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part, from his experience as a board member of various non-profit corporations.  From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Corporation and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.  John F. Hensler, an independent director, is the Chairman of the Board of Directors.  The Board believes that its leadership structure is appropriate and effective in light of the size of the Corporation and the Fund, the nature of the Fund and industry practices.

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Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, and officers of the Fund and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Fund.  The audit committee meets regularly to discuss compliance matters and other risk management issues with the auditors of the Fund.  The independent directors who serve on the audit committee meet at least annually with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Compensation

Effective August 31, 2012, each director who is not an interested person of the Corporation receives a fee of $1,500 for each meeting of the Board of Directors attended.

The table below sets forth the aggregate compensation paid by the Corporation to each of the prior and current directors of the Corporation for the fiscal year ended September 30, 2012.

COMPENSATION TABLE
Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors (3)
Prior Non-Interested Directors
Barry K. Allen(1)	$2,750	$ 0	$ 0	$37,750
Robert C. Arzbaecher(1)	$2,750	$ 0	$ 0	$37,750
Gordon H. Gunnlaugsson(1)	$2,750	$ 0	$ 0	$37,750
Paul S. Shain(1)	$2,750	$ 0	$ 0	$37,750
Current Non-Interested Directors
John F. Hensler(2)	$1,500	$ 0	$ 0	$1,500
Douglas C. Malmquist(2)	$1,500	$ 0	$ 0	$1,500
Robert H. Manegold(2)	$1,500	$ 0	$ 0	$1,500

(1)	This director resigned from the Board on August 31, 2012, in connection with the Adviser becoming the Fund’s investment adviser.
(2)	This director was elected to the Board effective August 31, 2012, in connection with the Adviser becoming the Fund’s investment adviser.
(3)
Prior to August 31, 2012, the Fund Complex included four other portfolios for which the Fund’s prior investment adviser served as investment adviser.  Effective August 31, 2012, the Fund is the only portfolio in the Fund Complex.

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Code of Ethics

The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  The joint code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The joint code of ethics requires access persons (other than independent directors of the Fund) to preclear most transactions and to report transactions and security holdings to the Fund’s chief compliance officer. The Distributor has similarly adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.

Proxy Voting Policies

The Adviser will make proxy voting decisions on securities held in the Fund’s portfolio in accordance with its proxy voting policies and procedures.  The Adviser’s proxy voting policies and procedures are dynamic and subject to periodic review and change.  The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as its fiduciary duties under federal and state law to act in the best interests of the Fund.  Appendix B sets forth a description of the material terms of the Adviser’s proxy voting policies and procedures.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.provtrust.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

Ownership of Board Members in Fund and Fund Complex

The following table sets forth the dollar range of shares of the Fund beneficially owned by each of the current directors, as of December 31, 2012:

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Interested Director
Thomas N. Tuttle, Jr.	Over $100,000	Over $100,000
Non-Interested Directors
John F. Hensler	Over $100,000	Over $100,000
Douglas C. Malmquist	None	None
Robert H. Manegold	$1 - $10,000	$1 - $10,000

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of January 2, 2013 own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares.  These holders are referred to as principal shareholders.

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Name and Address	Percent of Fund	Nature of Ownership
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-1905	33.43%	Record

National Financial Services LLC For the Exclusive Benefit of Its Customers 499 Washington Boulevard 5th Floor Jersey City, NJ 07310-2010	19.68%	Record

TD Ameritrade, Inc. For the Exclusive Benefit of Its Customers P.O Box 2226 Omaha, NE 68103-2226	9.70%	Record

UBS Financial Services Inc. FBO Memorial Health Services Long Term Investment Account Attn: Corporate Finance 17360 Brookhurst Street, Suite 160 Fountain Valley, CA 92708-8003	9.52%	Record

Lincoln Retirement Services Co. FBO St. Paul Electrical Workers PO Box 7876 Fort Wayne, IN 46801-7876	8.08%	Record

Provident Trust Company FBO Provident Trust Company Retirement Savings Plan N16 W23217 Stone Ridge Drive, Suite 310 Waukesha, WI 53188-1171	6.19%	Record

As of January 2, 2013, the officers and directors as a group owned approximately 3.6% of the outstanding shares of the Fund.

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Corporation does not control any person.

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

Investment Adviser

The Adviser is a Wisconsin trust company and is registered with the SEC as an investment adviser.  The Adviser is controlled by J. Scott Harkness, the Chief Executive Officer, by virtue of his ownership interest in the Adviser.

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Pursuant to an investment advisory agreement dated August 31, 2012 between the Corporation, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser provides investment advisory services to the Fund. The Adviser has overall responsibility for selecting and overseeing the Fund's investments and provides overall investment strategies and programs for the Fund.  The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

The Advisory Agreement for the Fund was approved by the Corporation’s former Board of Directors, including a majority of the Independent Directors, at an in-person meeting held on June 15, 2012, and by the shareholders of the Fund at a special meeting of shareholders held on August 24, 2012. The Advisory Agreement has an initial term of two years and will continue in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board or by the vote of the shareholders. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party upon 60 days' written notice.

Prior to August 31, 2012, another investment adviser managed the Fund, and Provident Trust Company served as the sole sub-adviser to the Fund.

The Adviser receives an annual investment advisory fee as follows:

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$30,000,000	0.75%
$30,000,001-$100,000,000	0.65%
Over $100,000,000	0.60%

During the fiscal years ended September 30, 2011 and 2010, the Fund paid net advisory fees of $935,365, and $667,789 respectively, to the prior investment adviser.  During the fiscal period from October 1, 2011 through August 31, 2012, the Fund paid net advisory fees of $872,985 to the prior investment adviser.  For the period from September 1, 2012 through September 30, 2012, the Fund paid net advisory fees of $81,498 to the Adviser.

The Fund pays all of its expenses not assumed by the Adviser including, without limitation, directors’ fees paid to those directors who are not employees of or affiliated persons of the Adviser, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act, the expense of registering its shares with the SEC and blue sky filings in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders,  director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, compensation payable to the Corporation’s Chief Compliance Officer, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

Pursuant to an expense cap/reimbursement agreement between the Adviser and the Corporation, the Adviser agrees to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis.  The expense cap/reimbursement agreement will continue in effect until January 31, 2014 with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal.  The Adviser shall be entitled to recoup such amounts from the Fund for a period of up to three years from the date the Adviser reduced its compensation and/or assumed expenses for the Fund.  Set forth below is a table showing the expense reimbursements for the past three fiscal years:

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Fiscal Year	Ratio of Expenses After Reimbursement to Average Net Assets
September 30, 2012	0.95%
September 30, 2011	0.98%
September 30, 2010	1.00%

The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  During the fiscal years ended September 30, 2012, 2011 and 2010, the Fund was reimbursed $0, $0 and $75,916, respectively, for excess expenses.

None of the Independent Directors, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

During the fiscal years ended September 30, 2011 and 2010, the Adviser received fees of $742,804 and $583,088, respectively, from the former investment adviser for its services as sole sub-adviser of the Fund.  During the period from October 1, 2011 through August 31, 2012, the Adviser received $693,826 from the former investment adviser for its services as the sole sub-adviser of the Fund.

Portfolio Managers

The Adviser employs individuals to manage the Fund’s portfolio.  These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2012.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Scott Harkness	0	0	693	0	0	0
	$0	$0	$1.4 billion	$0	$0	$0

Michael A. Schelble	0	0	693	0	0	0
	$0	$0	$1.4 billion	$0	$0	$0

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The portfolio managers of the Fund are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.  The following tables outline the forms of compensation paid to each portfolio manager and their ownership of shares of the Fund as of September 30, 2012.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

J. Scott Harkness	Salary/Bonus	Provident
Mr. Harkness receives a fixed salary that is set by Provident Trust Company’s Board of Directors in its sole discretion.  In setting the salary, the Board may consider any factors it deems appropriate.  He also receives a bonus based primarily on the overall profitability of Provident before taxes for the current fiscal year.

Michael A. Schelble	Salary/Bonus	Provident
Mr. Schelble receives a fixed salary that is set by Provident Trust Company’s Board of Directors in its sole discretion.  In setting the salary, the Board may consider any factors it deems appropriate.  He also receives a bonus based partially on the overall profitability of Provident before taxes for the current fiscal year.

Name of Portfolio Manager	Dollar Range of Shares in the Provident Trust Strategy Fund
J. Scott Harkness	Over $1,000,000
Michael A. Schelble	$500,001 - $1,000,000

Administrator

USBFS serves as administrator to the Fund pursuant to an administration agreement.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. For the foregoing, USBFS will receive a minimum annual fee of $20,000, subject to certain conditions.

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During the fiscal years ended September 30, 2012, 2011 and 2010, the Fund paid USBFS $125,296, $122,768 and $106,809, respectively.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.

In determining the net asset value of the Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Corporation’s Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing an asset size that allows the Adviser greater flexibility in management.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  However, the Fund presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending September 30, 2013.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.  Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund.  Messrs. Hensler, Malmquist and Manegold are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

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While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended September 30, 2012.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the distributor in connection with the continuous offering of the Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Fund.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase will be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Fund at 1-855-739-9950.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The Fund is unable to debit mutual fund or “pass through” accounts.

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The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of the Fund with the Corporation and appoints it as his agent to effect redemptions of shares of the Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Fund at 1-855-739-9950.

The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of the Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the Fund, at net asset value, all net investment income and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account.  The shareholder may deposit additional shares of the Fund in his account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made, in each case subject to review by the Corporation’s Board of Directors, by the Adviser.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the evaluation by the Adviser of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and “markdowns” when the market maker buys a security).  In some instances, the Adviser may feel that better prices are available from non-principal market makers who are paid commissions directly.

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In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the efforts of the Adviser in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser with respect to the Fund and the other accounts as to which it exercises investment discretion.

During the fiscal year ended September 30, 2012, the Fund paid brokerage commissions of $71,673 on transactions having a total market value of $71,074,679.  During the fiscal year ended September 30, 2011, the Fund paid brokerage commissions of $53,999 on transactions having a total market value of $72,764,686.  During the fiscal year ended September 30, 2010, the Fund paid brokerage commissions of $67,675 on transactions having a total market value of $108,070,484.  Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2012, all of the brokerage commissions were paid to brokers who provided research services to the Adviser.

As of the fiscal year ended September 30, 2012, the Fund did not hold securities of its “regular brokers or dealers” as defined in the 1940 Act, or their parents.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund.  As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, also acts as the Fund’s administrator, transfer agent and dividend disbursing agent.

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TAXES

The Fund intends to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.  The Fund has so qualified in each of its fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay taxes on a net income basis at the rates generally applicable to corporations.  In that event, any distributions to shareholders would be treated as taxable dividends taxable at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits.

As of September 30, 2012, the Fund did not have any capital loss carryovers.  To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.  The Fund may carry forward indefinitely any capital losses incurred in a taxable year.  Any capital loss carry forwards incurred by the Fund will retain their character as either short-term or long-term.

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.  Distributions from the Fund’s investment company taxable income, which includes net short-term capital gain, are taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%), while distributions from the Fund’s net capital gain are taxable as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum rate of 20%) regardless of the shareholder’s holding period for the shares.  Such distributions are taxable to shareholders whether received in cash or in additional shares of the Fund.  For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may be taxable at the reduced federal income tax rates applicable to long-term capital gains to the extent such distributions are attributable to and reported as qualified dividend income, if certain holding period requirements have been satisfied by the shareholder.  A portion of the Fund’s distributions of investment company taxable income may be eligible for the dividends-received deduction for domestic corporate shareholders.

Any distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the distribution.  Furthermore, if the net asset value of the shares immediately after a distribution is less than the cost of such shares to the shareholder, the distribution will be taxable to the shareholder even though it results in an effective return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will generally be treated as long-term capital gain or loss if shares have been held for more than one year and short-term capital gain or loss if held for one year or less.  However, if a loss is realized on shares held for six months or less, and the shareholder received a net capital gain distribution with respect to such shares during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after December 31, 2013 and distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  The scope of the Fund’s withholding obligations under FATCA remains unclear until final Treasury Regulations are issued.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund may be required to withhold Federal income tax at a rate of twenty-eight percent (28%) (“backup withholding”) from distributions and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security number or other tax identification number.

The Fund is required to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations).  The Fund is required, however, to report cost basis for S corporation shareholders.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed or otherwise sold to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

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This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisors for a complete review of the tax ramifications of an investment in the Fund.

SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

CAPITAL STRUCTURE

The Corporation’s authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Fund.  Each share outstanding entitles the holder to one vote.

There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.

The shares of the Fund are redeemable and are freely transferable.  All shares issued and sold by the Corporation will be fully paid and nonassessable.  Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.

The Corporation will not issue certificates evidencing shares purchased.  The shareholder account will be credited with the number of shares purchased.  Written confirmations are issued for all purchases of shares of the Fund.  A shareholder may deliver certificates previously issued to USBFS and direct that his account be credited with the shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm for the Fund and is responsible for auditing the financial statements of the Fund.

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APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in various securities assigned ratings of either Standard & Poor’s or Moody’s. A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)
A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it.  These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue.  Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’).  With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor’s assumes no obligation to update any information following publication.  Users of ratings or other analyses should not rely on them in making any investment decision.  Standard & Poor’s opinions and analyses do not address the suitability of any security.  Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such.  While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.  Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate.  This section details active and inactive qualifiers.

L
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only.  The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

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i
This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only.  The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi
Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.  Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below.  Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation.  Standard & Poor’s reserves the right not to issue a final rating.  Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

—
Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

—
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.  Preliminary ratings may also be assigned to the obligors.  These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

—
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final.  Preliminary ratings may also be assigned to these entities’ obligations.

—
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited.  The preliminary rating may be assigned to the entity and to its proposed obligation(s).  These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event.  Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

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sf
The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor.  The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

*
This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.  Discontinued use in January 2001.

G
The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

pr
The letters ‘pr’ indicate that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

r
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

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Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909.  The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same.  There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change.  For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue.  Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen.  While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings.  Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

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Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality.  In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations.  For example, they have no value in forecasting the direction of future trends of market price.  Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc.  During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”.  The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present.  Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind.  Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities.  As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications.  Reference should be made to these statements for information regarding the issuer.  Moody’s ratings are not commercial credit ratings.  In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.  Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

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MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.  The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBS.  The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

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APPENDIX B – PROXY VOTING POLICIES

General Voting Policy.  The Adviser monitors corporate events and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures.  The voting policies set forth below serve solely as general guidelines.  There may be instances where the Adviser will not vote proxies in strict accordance with the policies described below.  In general, the Adviser votes proxies in a manner designed to maximize the value of the Fund’s investments.  In evaluating a particular proxy proposal, the Adviser will take into consideration, among other things, the period of time over which the voting shares of the company in question are expected to be held, the size of the position, the costs involved in the proxy proposal and the existing governance documents of the company, as well as the company’s management and operations.

The Adviser generally votes proxies in accordance with management’s recommendations on most issues because the capability of management is one of the criteria that the Adviser uses in selecting stocks.  The Adviser believes that the management of a company will normally have more specific expertise and knowledge as to that company’s operations, and should be in a good position to make a well-informed recommendation.

However, when the Adviser believes that management of a company is acting on its own behalf, instead of on behalf of the best interests of the company and its shareholders, or when the Adviser believes that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Adviser will vote against management’s recommendations.  For example, the Adviser will not support management on any resolution if it:

—	Would enrich management excessively.

—	Would sell or merge the company without the approval of a majority of shares entitled to vote.

—	Would deter potential interests in an acquisition or similar corporate transaction at a fair price.

—	Would result in unreasonable costs.

—	Would disadvantage the company relative to other companies.

The discussion that follows sets forth the material terms of the Adviser’s proxy voting procedures and policies.

Proposals Relating to the Election of the Board of Directors.  The Adviser believes that good governance starts with an independent board of directors all of whose members are elected annually by confidential voting.  In addition, key board committees should be entirely independent.

—	The Adviser will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

—	The Adviser may withhold proxy votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

—
The Adviser will hold directors accountable for the actions of the committees on which they serve.  For example, the Adviser may withhold proxy votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders or approve the repricing of outstanding options without shareholder approval.

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—	The Adviser will generally vote for proposals that seek to fix the size of the board.

—
On occasion, in situations where the Adviser is extremely displeased with management’s performance, the Adviser may withhold proxy votes or vote proxies against management’s slate of directors and other management proposals as a means of communicating its dissatisfaction.

—	The Adviser may also withhold proxy votes or vote proxies against directors who have approved new shareholder rights plans (poison pills) or extended existing plans.

—
The Adviser may also withhold proxy votes or vote proxies against directors who have authorized the issuance of “blank check” preferred stock for other than legitimate financing needs or preferred stock with conversion rights that could significantly dilute common shareholders.

—
The Adviser may also withhold proxy votes or vote proxies against directors who have authorized the company to engage in financing involving the issuance of preferred stock, convertible debt or other convertible securities that is designed to result in downward pressure on a company’s stock price, without shareholder approval.

—	The Adviser may also withhold proxy votes or vote proxies against directors who have authorized any related party transactions that raise serious conflict of interest concerns.

—
The Adviser may also withhold proxy votes or vote proxies against directors who have served on the board of a company at which there is evidence of fraud, serious misconduct or other ethical violations.

Proposals Relating to Classified Boards.  The Adviser views the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company.  Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Adviser generally votes proxies against proposals that would result in classified boards.  The Adviser may vote proxies in favor of shareholder or management proposals to declassify a board of directors.

Proposals Relating to Corporate Restructuring.  The Adviser votes proxies on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations and asset sales, on a case-by-case basis.

Proposals Relating to Cumulative Voting.  The Adviser generally votes proxies in favor of proposals to adopt cumulative voting.  However, where the rights of the shareholder are protected by an entirely independent nominating committee and a majority of the board of directors is independent, the Adviser may abstain from voting on, or vote proxies against, a shareholder proposal to adopt cumulative voting.

Proposals Relating to Dual Class Capitalizations.  The Adviser generally votes proxies against proposals for a separate class of stock with disparate voting rights.

Proposals Relating to Equal Access.  The Adviser generally votes proxies in favor of shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board of directors.

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Proposals Relating to Golden Parachutes.  The Adviser opposes the use of accelerated employment contracts that will result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the Adviser will vote proxies against such “golden parachute” plans.  Adoption of such golden parachutes generally will result in the Adviser withholding proxy votes for directors who approve such contracts and stand for re-election at the next shareholder meeting.

Proposals Relating to Greenmail.  The Adviser generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Proposals Relating to Increases in Authorized Common Stock.  The Adviser reviews proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis.  The Adviser may approve increases in authorized shares as a result of a recent stock split, with respect to a pending stock split or if the company otherwise presents a compelling need for the additional shares.

Proposals Relating to Mergers and Acquisitions.  The Adviser considers mergers and acquisitions on a case-by-case basis, taking into account at least the following:

—	offer price (cost vs. premium);

—	anticipated financial and operating benefits;

—	prospects of the combined companies;

—	how the deal was negotiated; and

—	changes in corporate governance and their impact on shareholder rights.

Proposals Relating to Reincorporation.  The Adviser examines proposals to change a company’s state or country of incorporation on a case-by-case basis to evaluate the necessity of the change and to weigh potential economic benefits against any long-term costs, such as the loss of shareholder rights or financial penalties.

Proposals Relating to Shareholders’ Rights.  The Adviser views the exercise of shareholders’ rights – including the right to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance.  The Adviser generally votes proxies in favor of proposals to lower barriers to shareholder action.  The Adviser generally votes proxies against proposals that provide that directors may be removed only for cause.  The Adviser generally votes proxies in favor of proposals to restore shareholder ability to remove directors with or without cause.

Proposals Relating to Supermajority Voting.  The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.  The Adviser generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers.  The Adviser generally votes proxies against proposals to impose super-majority requirements.

Proposals Relating to Compensation.  The Adviser reviews all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices.  The Adviser normally votes proxies against significant compensation increases or compensation not tied to the company performance in instances where it believes the company is underperforming and/or management has not added value to the company.

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Proposals Relating to Equity-Based Compensation Plans.  The Adviser encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.  The Adviser believes all awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

—
The Adviser reviews proposals to approve equity-based compensation plans on a case-by-case basis.  In evaluating the proposal, the Adviser assesses the dilutive effect of the plan based on a profile of the company and similar companies and may also consider the percentage of shares subject to options that the company has granted in the past.  The Adviser will generally vote proxies against a plan if it determines that it would be too dilutive, and/or if they consider the percentage number to be excessive.

—
The Adviser generally votes proxies against plans that have any of the following structural features:  ability to reprice underwater options, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options or automatic share replenishment feature.

—	The Adviser generally votes proxies in favor of measures intended to increase long-term stock ownership by executives.

—
The Adviser generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

Proposals Relating to Approval of Independent Auditors.  The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence.

—	The Adviser may vote proxies against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

—
The Adviser will evaluate the approval or ratification of auditors on a case-by-case basis in instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether it believes independence has been compromised.

Proposals Relating to Social, Political and Environmental Issues.  Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.  The Adviser generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications.

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Other Situations.  No set of guidelines can anticipate all situations that may arise.  With respect to proposals not addressed by these guidelines, the Adviser will vote in a manner that it considers to be in the best interests of the Fund.

Conflicts of Interest.  If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser on the other hand, then the Adviser will take one of the following steps to resolve the conflict:

(1)	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on its part;

(2)	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

(3)	Refer the proxy to the Fund or to a fiduciary of the Fund for voting purposes;

(4)	Suggest that the Fund engage another party to determine how the proxy should be voted; or

Disclose the conflict to the Board of Directors of the Fund (or its delegate) and obtain the Board’s (or its delegate’s) direction to vote the proxies.

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  PROVIDENT MUTUAL FUNDS, INC.

PART C - OTHER INFORMATION

Item 28.                  Exhibits

(a)
Amended and Restated Articles of Incorporation of the Registrant was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws – filed herewith.

(c)	Instruments Defining Rights of Security Holders - See relevant portions of Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

(d)(i)
Investment Advisory Agreement between Provident Trust Company and the Registrant on behalf of the Provident Trust Strategy Fund was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(d)(ii)
Expense Cap/Reimbursement Agreement was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(e)
Distribution Agreement was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(f)	None.

(g)
Custody Agreement was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference

(h)(i)
Fund Administration Servicing Agreement was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012and  is incorporated herein by reference.

(h)(ii)
Transfer Agent Servicing Agreement was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(h)(iii)
Fund Accounting Servicing Agreement was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(h)(iv)	First Amendment to the Fund Accounting Servicing Agreement – filed herewith.

(h)(v)	First Amendment to the Fund Administration Servicing Agreement – filed herewith.

(i)	Opinion of Counsel for Registrant – filed herewith.

(j)(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(j)(ii)
Power of Attorney for John F. Hensler, Douglas C. Malmquist, and Robert H. Manegold was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(k)	None.

(l)
Subscription was previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 1997 and is incorporated herein by reference.

(m)	Amended and Restated Services and Distribution Plan of the Registrant – filed herewith.

(n)	None.

(o)	Reserved.

(p)
Code of Ethics of the Registrant and Provident Trust Company as amended and restated, was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with Registrant

The Registrant does not control any person, nor is any person under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VI of the Registrant’s Bylaws.  In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit; or (iv) willful misconduct.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant’s investment adviser against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31. Business and Other Connections of Investment Adviser

Provident Trust Company (the “Adviser”) serves as the investment adviser for the Provident Trust Strategy Fund.  The principal address of the Adviser is N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188. The business and other connections of the Adviser are further described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC website at www.adviserinfo.sec.gov. To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below.

Name of Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years
J. Scott Harkness	Director, Jacobus Energy, Inc.
Eugene T. Jacobus	President, Jacobus Energy, Inc.

Item 32.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	IronBridge Funds, Inc.
Advisors Series Trust	Jacob Funds, Inc.
Aegis Funds	Jacob Funds II
Aegis Value Fund, Inc.	Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Investment Funds	LoCorr Investment Trust
Artio Select Opportunities Fund, Inc.	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brandywine Fund, Inc.	Merger Fund
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Brookfield Investment Funds	Monetta Trust

Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
Empiric Funds, Inc.	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street EWM Funds Trust
Hennessy Funds, Inc.	Wall Street Fund, Inc.
Hennessy Mutual Funds, Inc.	Wexford Trust/PA
Hennessy SPARX Funds Trust	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds
Intrepid Capital Management Funds Trust	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33.  Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188 (records relating to its function as investment adviser of the Provident Trust Strategy Fund)

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian)

Quasar Distributors, LLC 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202 (records relating to its function as distributor)

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waukesha, and State of Wisconsin on January 31, 2013.

PROVIDENT MUTUAL FUNDS, INC.
(Registrant)

By: /s/ J. Scott Harkness
J. Scott Harkness, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ J. Scott Harkness	President	January 31, 2013
J. Scott Harkness

/s/ Michael A. Schelble	Treasurer	January 31, 2013
Michael A. Schelble

John F. Hensler*	Director	January 31, 2013
John F. Hensler

Douglas C. Malmquist*	Director	January 31, 2013
Douglas C. Malmquist

Robert H. Manegold*	Director	January 31, 2013
Robert H. Manegold

/s/ Thomas N. Tuttle, Jr.	Director	January 31, 2013
Thomas N. Tuttle, Jr.

* By:	/s/ James R. Daley
James R. Daley

As Attorney-in-Fact pursuant to Powers of Attorney previously filed and incorporated by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(b)	Amended and Restated Bylaws

(h)(iv)	First Amendment to the Fund Accounting Servicing Agreement

(h)(v)	First Amendment to the Fund Administration Servicing Agreement

(i)	Opinion of Counsel

(j)(i)	Consent of Independent Registered Public Accounting Firm

(m)	Amended and Restated Services and Distribution Plan of the Registrant